                                                                                                                                    Sub-Item 77Q1(a)

Dreyfus/Laurel Funds Trust (the “Registrant”)

The Registrant's Amended and Restated By-Laws are herein incorporated by reference to Post Effective Amendment No.165 (the "Amendment") to the Registrant's Registration Statement on Form N-1A. The Amendment was filed with the Securities and Exchange Commission on September 28, 2011, and became effective October 1, 2011.